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                                                                    Exhibit 21.1

                              LIST OF SUBSIDIARIES

NAME OF SUBSIDIARY                      INCORPORATION STATE
------------------                      -------------------

Wheeling-Pittsburgh Steel Corporation         Delaware

WP Steel Venture Corporation                  Delaware

Mountain State Carbon, LLC                    Delaware